Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	09/30/02	12/31/02	03/31/03	06/30/03	09/30/03	12/31/03	03/31/04	06/30/04	09/30/04
ASSETS
Cash and Cash Equivalents	$300,184	$192,142	$190,537	$212,674	$209,695	$174,939	$154,178	$170,940	$165,191
Securities Available For Sale	1,424,513	1,497,111	1,714,494	1,769,715	1,653,114	1,588,151	1,473,497	1,412,206	1,458,149
FRB and FHLB Stock	14,967	17,030	24,356	24,356	24,352	20,753	20,753	12,240	19,243
Loans Held For Sale	62,055	94,874	98,578	97,500	95,777	25,262	32,276	49,497	35,723
Loans:
Commercial	567,939	568,224	625,177	632,816	633,221	658,615	686,304	740,410	770,933
Municipal	97,912	77,820	82,005	54,917	106,512	87,080	92,338	66,533	105,781
Real Estate:
Residential
1-4 Family	608,040	561,330	832,284	781,715	724,749	700,671	666,753	667,676	685,714
Multi-Family	87,435	96,494	167,010	167,363	172,419	176,478	182,085	189,589	181,622
Home Equity	199,997	203,882	239,021	249,943	258,664	270,959	277,062	276,640	287,479
Commercial	1,067,702	1,103,897	1,314,095	1,324,943	1,375,027	1,430,945	1,485,031	1,505,880	1,558,221
Construction	81,232	85,512	96,859	113,044	143,515	140,801	138,497	129,901	143,871

Total Real Estate	2,044,406	2,051,115	2,649,269	2,637,008	2,674,374	2,719,854	2,749,428	2,769,686	2,856,907
Consumer	293,248	276,704	272,159	272,085	267,615	259,135	252,097	249,208	246,889

Total Loans	3,003,505	2,973,863	3,628,610	3,596,826	3,681,722	3,724,684	3,780,166	3,825,837	3,980,510
Less: Allowance for Loan Losses	(48,187)	(48,197)	(56,708)	(57,591)	(59,171)	(57,464)	(57,500)	(57,969)	(58,598)

Net Loans	2,955,318	2,925,666	3,571,902	3,539,235	3,622,551	3,667,220	3,722,667	3,767,868	3,921,912
Acrrued Interest Receivable	28,586	27,992	32,255	30,208	29,277	29,124	25,582	27,376	26,607
Other Real Estate Owned	0	158	37	30	52	100	36	47	987
Other Assets	42,039	35,269	48,737	46,571	61,451	68,487	51,834	64,098	57,587
Premises and Equipment, net	56,901	57,074	72,524	73,742	75,624	75,179	77,534	80,241	82,409
Mortgage Servicing Rights	15,482	8,491	9,306	8,686	10,615	12,265	10,866	12,562	12,119
Identified Intangibles	9,827	9,480	28,282	24,243	23,488	22,733	21,978	21,972	21,196
Goodwill	55,911	55,257	205,579	215,721	216,431	216,431	216,431	216,697	216,697

Total Assets	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$681,595	$684,077	$799,506	$864,526	$880,354	$898,920	$848,758	$891,244	$907,396
Savings	397,545	400,616	503,415	512,775	523,497	517,789	526,625	541,138	534,286
NOW	567,017	578,272	874,439	923,572	912,563	899,018	894,575	912,175	903,307
CMAs / Money Market	1,578,955	1,519,424	1,491,329	1,468,731	1,617,176	1,604,138	1,472,377	1,491,522	1,603,059
Certificates of Deposit Less than $100,000	691,873	691,467	874,722	848,320	822,634	789,066	780,940	779,492	755,494
Certificates of Deposit $100,000 and Over	237,948	231,393	270,627	249,250	262,137	260,960	311,067	298,721	388,935

Total Deposits	4,154,933	4,105,249	4,814,038	4,867,174	5,018,361	4,969,891	4,834,342	4,914,292	5,092,477
Securities Sold Under Agreements to Repurchase	60,896	65,081	120,050	104,543	79,510	78,980	76,051	75,016	71,056
Other Borrowings	258,951	254,416	433,547	419,484	285,857	208,454	236,446	204,122	182,450
Accrued Expenses and Other Liabilities	76,651	77,006	77,627	83,829	64,427	63,368	61,308	54,452	60,769

Total Liabilities	4,551,431	4,501,752	5,445,262	5,475,030	5,448,155	5,320,693	5,208,147	5,247,882	5,406,752
Stockholders’ Equity:
Common Stock	44,686	44,686	50,168	50,168	50,168	50,178	50,196	50,202	50,202
Surplus	136,256	136,254	246,024	245,940	246,181	246,938	247,464	248,241	248,828
Retained earnings	283,536	294,943	305,140	316,472	329,035	341,441	351,569	361,623	372,980
Treasury, at cost	(85,383)	(85,382)	(83,254)	(81,543)	(80,951)	(78,579)	(76,058)	(72,967)	(71,017)
Accumulated Other Comprehensive Income:
Unrealized gains on securities available for sale	31,402	28,573	33,388	36,375	25,610	15,595	21,964	(3,772)	5,377
Accrued minimum pension liability, net of tax	—	(4,284)	(4,058)	(3,829)	—	—	—	—	—
Director's Deferred Compensation to be Settled in Stock	3,909	4,052	3,963	4,111	4,266	4,413	4,381	4,562	4,720
Unearned Portion of Employee Restricted Stock	(54)	(50)	(46)	(43)	(38)	(35)	(31)	(27)	(22)

Total Stockholders’ Equity	414,352	418,792	551,325	567,651	574,271	579,951	599,485	587,862	611,068

Total Liabilities and Stockholders’ Equity	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR 09/30/02	QTR 12/31/02	QTR 03/31/03	QTR 06/30/03	QTR 09/30/03	QTR 12/31/03	QTR 03/31/04	QTR 06/30/04	QTR 09/30/04

Interest Income:
Loans	$48,734	$47,404	$47,580	$52,543	$49,434	$49,878	$49,254	$50,461	$53,090
Investments:
Taxable	17,954	18,173	18,216	18,511	17,648	17,176	15,580	14,757	14,807
Tax-favored	96	187	46	42	61	13	13	13	13
Short-term investments	83	44	12	123	88	71	7	52	59

Total Interest Income	66,867	65,808	65,854	71,219	67,231	67,138	64,854	65,283	67,969

Interest Expense:
Deposits	14,472	12,994	11,796	11,264	9,605	8,507	8,189	8,539	9,411
Borrowings	2,734	2,710	3,110	3,855	2,965	2,277	1,954	1,820	1,889

Total Interest Expense	17,206	15,704	14,906	15,119	12,570	10,784	10,143	10,359	11,300

Net Interest Income	49,661	50,104	50,948	56,100	54,661	56,354	54,711	54,924	56,669
Provision for Loan Losses	2,315	2,250	2,050	2,050	2,050	1,025	427	1,100	1,025

Net Interest Income after Provision for Loan Losses	47,346	47,854	48,898	54,050	52,611	55,329	54,284	53,824	55,644

Noninterest Income:
Investment Management and Trust	3,865	3,851	3,810	3,841	3,983	4,321	4,349	4,573	4,813
Service Charges on Deposits	4,067	4,107	4,393	4,735	4,583	4,686	4,691	4,775	4,241
Mortgage Servicing	(882)	(6,875)	(757)	(829)	1,275	592	(767)	1,348	(162)
Gains on Sales of Loans, Net	2,086	3,366	4,436	6,099	6,959	4,272	1,901	2,895	2,261
Gains on Sales of Securities	6	10,234	1,391	9,054	3,305	3,031	1,802	240	186
Loss on Prepayments of Borrowings	0	0	0	0	(2,154)	(916)	(1,194)	0	0
Credit Card Income, Net	1,026	941	903	970	1,149	1,057	908	1,022	1,146
Insurance Commissions, Net	1,185	728	1,613	1,531	2,041	1,501	2,626	1,728	1,389
Retail Investment Services	620	500	896	1,314	1,287	1,123	947	903	715
Other	1,803	2,709	2,571	3,069	2,570	3,327	2,740	3,154	3,252

Total Noninterest Income	13,776	19,561	19,256	29,784	24,998	22,994	18,003	20,638	17,841

Noninterest Expense:
Salaries	18,450	18,503	20,282	23,668	23,234	22,248	20,879	21,786	20,652
Employee Benefits	3,678	4,159	4,857	5,145	5,419	5,157	5,971	5,679	5,027
Net Occupancy Expense	4,766	4,980	5,479	6,198	5,977	5,603	6,026	5,752	5,481
Data Processing	2,830	2,926	2,501	2,161	2,319	2,404	2,293	1,985	994
Amortization of Intangibles	348	348	511	727	755	755	755	772	776
Conversion and Restructuring Charges	0	0	0	6,800	0	2,169	152	1,318	505
Other	6,974	8,939	8,546	9,561	9,154	9,741	8,526	8,671	9,376

Total Noninterest Expense	37,046	39,855	42,176	54,260	46,858	48,077	44,602	45,963	42,811

Income Before Income Taxes	24,076	27,560	25,978	29,574	30,751	30,246	27,685	28,499	30,674
Income Tax Expense	8,364	9,764	9,387	10,947	10,887	10,528	10,218	10,345	11,196

Net Income	$15,712	$17,795	$16,591	$18,627	$19,864	$19,718	$17,467	$18,154	$19,478

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 9/30/2002	QTD 12/31/2002	QTD 3/31/2003	QTD 6/30/2003	QTD 9/30/2003	QTD 12/31/2003	QTD 3/31/2004	QTD 6/30/2004	QTD 9/30/2004
Per Common Share
Earnings, Basic	$0.39	$0.45	$0.40	$0.41	$0.43	$0.43	$0.38	$0.39	$0.42
Earnings, Diluted	0.38	0.44	0.39	0.41	0.43	0.42	0.38	0.39	0.42
Dividends	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.18	0.18
Book Value	10.38	10.49	12.11	12.44	12.58	12.66	13.05	12.74	13.21
Tangible Book	8.73	8.87	6.97	7.18	7.32	7.44	7.86	7.57	8.07
Credit Quality
Nonperforming Assets (including OREO)	$16,415	$14,959	$14,981	$17,970	$18,011	$14,431	$20,657	$20,624	$21,565
90 Days past due and still accruing	3,213	2,953	3,106	1,921	3,021	4,029	3,201	3,777	3,140

Total	19,628	17,912	18,087	19,891	21,032	18,460	23,858	24,401	24,705
Nonperforming Assets to Loans Plus OREO	0.55%	0.50%	0.41%	0.50%	0.49%	0.39%	0.55%	0.54%	0.54%
Allowance to Loans	1.60%	1.62%	1.56%	1.60%	1.61%	1.54%	1.52%	1.52%	1.47%
Allowance to Nonperforming Loans (excluding OREO)	293.56%	325.64%	379.48%	321.01%	329.48%	400.99%	278.85%	281.70%	284.76%
Net Charge-off Ratio	0.10%	0.07%	0.04%	0.03%	0.01%	0.08%	0.01%	0.02%	0.01%
Average Balance Sheet Data
Securities	$1,406,182	$1,533,180	$1,591,751	$1,760,773	$1,708,629	$1,647,313	$1,530,534	$1,447,419	$1,440,938
Loans, Net	2,988,405	3,007,081	3,236,735	3,638,769	3,693,594	3,697,490	3,701,494	3,777,039	3,892,431
Earning Assets	4,443,815	4,588,801	4,879,771	5,456,572	5,496,829	5,446,055	5,292,868	5,294,057	5,414,750
Total Assets	4,727,637	4,869,802	5,224,669	5,943,041	5,974,552	5,960,054	5,792,012	5,799,583	5,930,272
Deposits	3,951,162	4,088,425	4,278,877	4,797,953	4,941,066	5,033,498	4,808,334	4,868,682	5,017,991
Borrowings	299,786	296,409	406,182	512,230	409,621	298,478	339,983	290,730	267,323
Stockholders’ Equity	405,783	413,449	463,149	560,209	555,567	572,512	586,788	589,067	591,137
Common Shares Outstanding	39,925,800	39,924,338	45,525,459	45,621,163	45,653,675	45,795,688	45,954,210	46,134,686	46,241,091
Weighted Average Common Shares Outstanding	40,165,785	39,924,775	41,866,383	45,594,304	45,636,813	45,728,818	45,898,854	46,045,415	46,188,260
Weighted Average Common and Common Equivalent Shares Outstanding	40,674,749	40,324,083	42,249,258	45,955,948	46,070,698	46,390,625	46,522,363	46,557,193	46,863,102
Return on Average Tangible Equity	18.59%	20.47%	19.95%	23.13%	25.07%	23.63%	20.38%	21.01%	22.13%
Return on Average Equity	15.36%	17.08%	14.53%	13.34%	14.19%	13.66%	11.97%	12.40%	13.11%
Return on Average Tangible Assets	1.36%	1.49%	1.34%	1.34%	1.41%	1.40%	1.30%	1.35%	1.40%
Return on Average Assets	1.32%	1.45%	1.29%	1.26%	1.32%	1.31%	1.21%	1.26%	1.31%
Net Yield on Earning Assets	4.49%	4.38%	4.22%	4.14%	3.98%	4.14%	4.17%	4.18%	4.20%
Efficiency Ratio	57.71%	59.20%	60.36%	60.70%	59.87%	59.58%	60.34%	58.05%	56.87%
Tangible Capital Ratio	7.12%	7.30%	5.51%	5.65%	5.78%	6.02%	6.48%	6.24%	6.46%
Leverage Ratio	9.37%	9.28%	8.10%	7.22%	7.49%	7.79%	8.28%	8.22%	8.39%
Tier 1 Capital Ratio	12.04%	12.25%	9.22%	9.28%	9.72%	10.07%	10.36%	10.46%	10.51%
Total Capital Ratio	13.29%	13.50%	10.47%	10.53%	10.97%	11.32%	11.61%	11.73%	11.76%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended September 30, 2004

	2004			2003
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$753,618	$10,237	5.40%	$659,503	$9,023	5.43%
Municipals	102,206	799	3.13%	100,712	759	3.01%
Real Estate:
Residential	1,181,885	15,859	5.36%	1,246,866	14,965	4.79%
Commercial	1,527,187	21,080	5.49%	1,343,864	18,542	5.47%
Construction	135,682	1,844	5.41%	120,487	1,613	5.31%

Total Real Estate	2,844,754	38,783	5.43%	2,711,217	35,120	5.15%

Consumer	250,197	3,636	5.78%	280,316	4,835	6.84%

Total Loans	3,950,775	53,455	5.39%	3,751,748	49,737	5.27%
Investments:
Taxable	1,439,643	14,807	4.11%	1,691,276	17,648	4.17%
Tax-Favored Securities	1,295	20	6.27%	17,353	86	1.96%
Interest-Bearing Deposits in Banks	150	0	1.09%	150	1	2.64%
Federal Funds Sold	22,887	50	0.86%	36,302	88	0.96%

Total Interest-Earning Assets	5,414,750	68,332	5.03%	5,496,829	67,560	4.89%

NonInterest-Earning Assets	573,866			535,877
Allowance for Loan Losses	(58,344)			(58,154)

Total Assets	$5,930,272			$5,974,552

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	538,913	411	0.30%	526,894	432	0.33%
Now	892,358	628	0.28%	901,126	713	0.31%
CMA/Money Market	1,570,431	3,019	0.76%	1,565,010	2,830	0.72%
Certificates of Deposit less than $100,000	765,759	3,637	1.89%	835,307	4,491	2.13%
Certificates of Deposit $100,000 and over	353,403	1,716	1.93%	250,501	1,139	1.80%

Total Interest-Bearing Deposits	4,120,864	9,411	0.91%	4,078,838	9,605	0.93%
Borrowings	192,738	1,739	3.59%	316,968	2,720	3.41%
Repos	74,585	150	0.80%	92,653	245	1.05%

Total Interest-Bearing Liabilities	4,388,187	11,300	1.02%	4,488,459	12,570	1.11%

NonInterest-Bearing Liabilities:
Demand Deposits	897,127			862,228
Other Liabilities	53,821			68,298

Total Liabilities	5,339,135			5,418,985

Stockholders’ Equity	591,137			555,567

Total Liabilities and Stockholders’ Equity	$5,930,272			$5,974,552

Net Interest Income		$57,032			$54,990

Interest Rate Spread (2)			4.01%			3.78%

Net Yield on Earning Assets (3)			4.20%			3.98%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended September 30, 2004

	2004				2003
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)		Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$705,931	$28,371	5.37%		$622,770	$25,921	5.56%
Municipals	93,975	2,162	3.07%		84,350	2,147	3.39%
Real Estate:
Residential	1,170,668	46,109	5.25%		1,211,982	48,807	5.37%
Commercial	1,491,623	60,460	5.41%		1,278,785	54,240	5.67%
Construction	136,280	5,180	5.08%		106,181	4,546	5.72%

Total Real Estate	2,798,571	111,749	5.33%		2,596,948	107,593	5.53%
Consumer	249,591	11,449	6.13%		276,246	14,701	7.11%

Total Loans	3,848,068	153,731	5.33%		3,580,314	150,362	5.61%

Investments:
Taxable	1,472,216	45,145	4.09%		1,660,540	54,375	4.37%
Tax-Favored Securities	1,295	61	6.31%		12,357	210	2.27%
Interest-Bearing Deposits in Banks	150	1	1.20%		192	3	2.04%
Federal Funds Sold	11,642	106	1.22%		36,569	221	0.81%

Total Interest-Earning Assets	5,333,371	199,044	4.98%		5,289,972	205,171	5.18%

NonInterest-Earning Assets	563,315				492,363
Allowance for Loan Losses	(58,061)				(55,515)

Total Assets	$5,838,625				$5,726,820

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	527,918	1,223	0.31%		515,046	1,690	0.44%
Now	884,226	1,771	0.27%		805,036	2,517	0.42%
CMA/Money Market	1,530,564	8,070	0.70%		1,523,154	10,615	0.93%
Certificates of Deposit less than $100,000	775,005	10,918	1.88%		818,354	14,118	2.31%
Certificates of Deposit $100,000 and over	311,979	4,157	1.78%		251,862	3,725	1.98%

Total Interest-Bearing Deposits	4,029,692	26,139	0.87%		3,913,452	32,665	1.12%
Borrowings	225,738	5,199	3.08%		350,980	8,704	3.31%
Repos	73,264	465	0.85%		102,484	1,226	1.60%
Total Interest-Bearing Liabilities	4,328,694	31,803	0.98%		4,366,916	42,595	1.30%

NonInterest-Bearing Liabilities:
Demand Deposits	868,889				760,806
Other Liabilities	53,893				72,445

Total Liabilities	5,251,476				5,200,167

Stockholders’ Equity	587,149				526,653

Total Liabilities and Stockholders’ Equity	$5,838,625				$5,726,820

Net Interest Income		$167,241				$162,576

Interest Rate Spread (2)			4.00%				3.88%
Net Yield on Earning Assets (3)			4.19%	ties to Sendero			4.10%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.